AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: U	PAGE OF PAGES: 1 of 3			
2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE 28-Feb-2019	4. REQUISITION/PURCHASE REQ. NO. 0010624278-0002	5. PROJECT NO.(If applicable)	
6. ISSUED BY CODE W81XWH USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014	7. ADMINISTERED BY (If other than item 6) CODE See Item 6			

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
CLEVELAND BIOLABS, INC
73 HIGH ST
BUFFALO NY 14203-1149

CODE 3MWX2 | FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0101

X 10B. DATED (SEE ITEM 13) 17-Aug-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
52.243-2 Changes - Cost Reimbursement

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: jhoffman191701

The purpose of this modificaiton is to extend the period of performance by 12 months at no cost to the Government.

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) YAKOV N. KOGAN	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) TEL: EMAIL:	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 2/28/19	16B. UNITED STATES OF AMERICA BY DULBERGER.JESSICA.S.1384757100 Digitally signed by DULBERGER.JESSICA.S.1384757100 Date: 2019.02.28 11:10:50 -05'00' (Signature of Contracting Officer) — 16C. DATE SIGNED

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

Global Changes

CLIN 0001 -- CLIN 0002
The WSC Equipment code has changed from 000 to ACE.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 01-SEP-2015 TO 30-APR-2019	N/A	FORT DETRICK - CDMRP FORT DETRICK - CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 01-SEP-2015 TO 30-APR-2020	N/A	FORT DETRICK - CDMRP FORT DETRICK - CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 01-SEP-2015 TO 30-APR-2019	N/A	FORT DETRICK - CDMRP FORT DETRICK - CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

POP 01-SEP-2015 TO 30-APR-2020	N/A	FORT DETRICK - CDMRP FORT DETRICK - CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ

(End of Summary of Changes)